UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 30, 2010

SWK HOLDINGS CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5314 River Run Drive, Suite 350, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(801) 805-1301
(Registrant’s Telephone Number, Including Area Code)
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

SWK Holdings Corporation (the “Company”) held its 2010 annual meeting of stockholders on July 30, 2010.  At the meeting, the Company’s stockholders elected William Clifford and Michael Margolis as Class II and Class III directors, respectively.  Additionally, stockholders voted to recommend that the Company retain all of its cash (and cash equivalents, if any) for the purpose of investing in or acquiring control of one or more operating businesses.

1.	Election of Directors

Nominee	For	Withhold Authority	Broker Non-Votes
William Clifford (Class II)	22,833,323	2,476,729	11,781,191
Michael Margolis (Class III)	22,836,445	2,473,607	11,781,191

2.	Retention of Cash

For	Against	Abstain
23,636,468	13,250,558	204,217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Paul Burgon
Paul Burgon
Interim Chief Financial Officer

Date: August 2, 2010